
DOMINATING
THE DIGITAL
LANDSCAPE

CreativeRealities

Leading in Digital Engagement Solutions

May 2023

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and includes, among other things, discussions of our business strategies, product releases, future operations and capital resources. Words such as "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance, conditions or results. They are based on the opinions, estimates and beliefs of management as of the date of this presentation, and they are subject to known and unknown risks, uncertainties, assumptions and other factors, many of which are outside of our control, that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Some of these risks are discussed in the "Risk Factors" section contained in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022 and the Company's subsequent filings with the U.S. Securities and Exchange Commission.

Important factors, among others, that may affect actual results or outcomes include: our ability to effectively integrate Reflect System's business operations, our strategies for customer retention, growth, product development, market position, financial results and reserves, our ability to execute on our business plan, our ability to retain key personnel, our ability to remain listed on the Nasdaq Capital Market, our ability to timely realize the revenues included in our future guidance and backlog reports, our ability of the Company to obtain and retain adequate cash and continue as a going concern, potential litigation, supply chain shortages, and general economic and market conditions impacting demand for our products and services, including those as a result of the COVID-19 pandemic. Readers should not place undue reliance upon any forward-looking statements. We assume no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Measures and Key Performance Indicators

Creative Realities, Inc. prepares its consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding "EBITDA" and "Adjusted EBITDA." CRI defines "EBITDA" as earnings before interest, income taxes, depreciation and amortization of intangibles. CRI defines "Adjusted EBITDA" as EBITDA excluding stock-based compensation, fair value adjustments and both cash and non-cash non-recurring gains and charges. EBITDA and Adjusted EBITDA are not measures of performance defined in accordance with GAAP. However, EBITDA and Adjusted EBITDA are used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results.

EBITDA and Adjusted EBITDA should not be considered as an alternative to net income/(loss) or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. A reconciliation of GAAP net income/(loss) to EBITDA and Adjusted EBITDA is included in the accompanying financial schedules.

The Company also evaluates its performance using the following key performance indicators: ARR and Backlog.

"ARR" refers to the Company's run-rate on annual recurring revenue, which is driven by the Company's software-as-a-service (SaaS) subscription contracts..

"Backlog" is primarily related to projected network deployments and project work, which upon execution will result in ARR. The Backlog calculation is comprised of the full rollout of projects that have been communicated to us by our current customers under contract, and includes all revenues to be received by the Company by deploying all of our products and services necessary to service such stated projects, including projected revenues that are not currently subject to binding purchase orders or firm commitments. Accordingly, Backlog is an estimate of the potential of the full optimization of our existing opportunities from our current customers under contract.



Who we are and what we do

We create digital engagement solutions that connect brands and people in spaces and places they love.


INTERACTIVE
PARK MAP
#KIBestDay

Company Information

Overview:

Creative Realities, Inc. (CRI) provides digital solutions to enhance communications in a wide-ranging variety of out-of-home environments by providing innovative digital signage solutions for key market segments and use cases including:

- **Retail**
- **Entertainment and Sports Venues**
- **Restaurants, including quick-serve restaurants ("QSR")**
- **Convenience Stores**
- Financial Services
- **Automotive**
- **Medical and Healthcare Facilities**
- Mixed Use Developments
- Corporate Communications, Employee Experience
- **Digital out of Home (DOOH) Advertising Networks**

Objectives:

Given the market-leading companies we serve, there is a good chance that if you leave your home today to shop, work, eat or play, you will encounter one or more of our digital signage experiences. Our solutions are increasingly visible because we help our enterprise customers achieve a wide range of business objectives including:

- Increased brand awareness
- Improved customer support
- Enhanced employee productivity and satisfaction
- Increased revenue and profitability
- Improved guest experience
- Increased customer/guest engagement
- Improved patient outcomes

Leadership Team



Rick Mills
Chief Executive Officer

- Joined in 2015
- Lifelong entrepreneur who has dedicated his career to restructuring, rebuilding, and rebranding technology companies



Will Logan
Chief Financial Officer

- Joined in 2017; CPA
- Former EY Assurance & Advisory professional with significant experience in evaluating & executing strategic and capital transactions



George Sautter
Head of Corporate Development

- Joined in 2021; MBA, CFA
- Corporate development professional with 35+ years of expertise in strategy, planning, M&A, valuation, brand development, enterprise transformation



Lee Summers
President, Sports & Entertainment

- Joined in 2017
- Former Reflect Systems, Inc. CEO with more than 20 years of leadership experience in creative and content services, including AdTech and Media



Bart Massey
Executive VP, Software Development

- Joined in 2013
- Deep experience managing large-scale, global engineering teams, technology product management, software & hardware development, business intelligence & analytics



Lisa Lemon
Vice President, Sales

- Joined in 2006
- Expertise delivering evolving, integrated solutions, and professional services to Fortune 500 accounts & managing C-level relationships.



Paulina Romon
Vice President, Human Resources

- Joined in 2013
- Devoted leader bringing the best experiences to improve company culture, people, and productivity.

With decades of collective industry experience the executive team at CRI has an extensive record of successfully driving shareholder value through organic growth and strategic business combinations. The team has created a highly scalable business model and positioned the company for value creation through new customer acquisition, product set expansion, new corporate capabilities and the successful integration of acquired businesses.

Our Purpose, Vision & Values

Our Purpose

Digitally Enhancing Placing and Spaces

Our Vision

Trusted Advisor and Supplier of Digital Solutions at Scale

Our Core Values

Passionate

We're a group of passionate people. We work hard, have fun, & produce quality along the way!

Respectful

We respect diversity of people, ideas, and talents by fostering an open, trusting, and inclusive environment for clients, partners, and our team.

Do the Right Thing

Simply put: We do what we say we will do – fully transparent, honest, and genuine.

Helps First

We are stronger when we work together. We help first, no matter what.

Nimble Minded

When conventional thinking and processes fail, we are first to provide fresh ideas and solutions. We break through adversity and respond quickly.

Expects Excellence

We will be measured on what we deliver. We are committed to getting it right.

Sources of Revenue

The Company generates revenue from four primary sources:

- **Hardware** – the sale of hardware from original equipment manufacturers
- **Services** including the following:
  - Hardware system design/engineering
  - Hardware installation
  - Content development
  - Content scheduling
  - Post-deployment network and field support
- **Recurring SaaS** – subscription licensing and/or other support services for our digital engagement platforms that produce sticky, long-term recurring revenue.
- **Media sales** – Sourcing of advertising revenue for client-owned networks

Value Proposition: we are a software-as-a-service ("SaaS") company, focused on increasing the number of subscription devices

Driving higher Annual Recurring Revenue ("ARR")

Target Market

- Opportunity for 500+ endpoints
- Corporate controlled
- Retail, QSR, C-Store, Financial, Entertainment, Ad-Supported Networks
- Industry Influencers
- Individual Brands within Retail Environments fitting criteria #1 & #2

CRI's Extended Product Set, Tech Stack and ability to deploy at Scale with a Cost Advantage are differentiators

Product/Service	CREX	Typical Competition
Digital Signage	●	◕
A/V Services (Ancillary)	●	◕
Network Management	●	◑
Creative/Agency Resources	◕	◔
Omnichannel/Neuro-Marketing	◑	○
Content Development	◕	○
Media Sales/AdTech/Network Monetization	◕	◔
Analytics	◑	○
Integration/Application Development	◑	○
Scalability & Reliability	◕	◔
Logistics	●	○
Technical Support	●	◑
Hardware Support	●	◑

Historical Track Record of Growth

1. Consistent organic growth rates in excess of 20% (~2x industry average) since 2015*
2. SaaS/recurring revenue expansion from <$0.5MM in 2015 to >$14.5MM exiting 2022
3. Expanded physical footprint in strategic markets to support growth
4. Growth and upgrades in talent & personnel, from ~40 team members in 2017 to ~125 today
5. Expansion of leading edge, owned/proprietary content delivery platforms from 0 (2015) to 3 (2022)
6. Successful onboarding and integration of multiple acquisitions, driving enhanced EBITDA margins

*Excludes impact of COVID-19 in 2020/2021


CreativeRealities

Examples of our clients and our work


CHANEL
THE NEW J12
Hudson

Digital Signage Engages Audiences

We build, manage, and support digital signage systems like this


R&B NOW
"Hey Verizon, show me Apple Music"

Voice Activated Digital Display, Verizon Wireless

Driven by the demand of frictionless, touchless experiences in response to COVID, we deployed voice-command browsing at 1,400 stores to feature 5G Entertainment offering and at 100 doors to support the 5G Home offering. Won recognition as Best Retail experience from ICXA.

elevate AWARDS
ICX ASSOCIATION
2020 WINNER
Best Retail ICX

STELLANTIS



Alfa Romeo
ALFA ROMEO
ALL-WHEEL DRIVE

Connected Dealership Showrooms

We deploy and manage an array of digital experiences across 2,700+ automotive dealership showrooms in 12 countries. 440 additional Canadian locations went live in January 2023


TRICK OUT YOUR TREATS
HERSHEY'S
FUN TV
STOCK UP ON
REESE'S & KIT KAT TODAY

Network Monetization Adtech

that monetize reach and impressions like this. Providing audiences with engaging content and venue owners with additional revenue from advertising and sponsorship.

Cedar Fair Entertainment Company


CreativeRealities

Market: Update and Overview

Defining the Digital Engagement and Digital OOH Opportunity

Event Technology

Event Technology industry defined as 3rd party providers of event audiovisual production and other event related software solutions to enhance attendee experience and provide marketing services

Digital Out of Home ~$20B*

DOOH defined as Digital Place- Based Networks or Digital Out of Home – Indoor or outdoor video, often internet-enabled, that are seen in major markets that provide content and targeted advertising to consumers

Retail Technology

Retail Technology defined as systems integrations of indoor signage / kiosks / digital menu boards in the retail industry

Out of Home

Out of Home Media defined as advertising that reaches consumers outsider of their homes while they are "on the go" in public places, in transit or in commercial locations

*Estimated 2021-2025 CAGR: 13.1%

Note: Figures represent global market sizes.
Source: AVIXA Research;

Estimation based on 2020 expected decline and average CAGR from 2020 – 2025 - PWC

Company History/Milestones

Company Milestones/Prior Transactions

Originally incorporated as "Wireless Ronin Technologies, Inc." in 2003. The company has completed 5 mergers and acquisitions:



2014
Merger
WIRELESS RONIN
BROADCAST INTERNATIONAL
2014
Merger
CreativeRealities
WIRELESS RONIN
2015
Merger
CreativeRealities
CONEXUS WORLD
THE ULTIMATE PARTNER NETWORK
2018
Uplist
CreativeRealities
Nasdaq
2018
Acquisition
allure
2021
Merger
Reflect
Building The Foundation
Completing The Platform

Current Market Position

- **Top Ten** digital signage software provider in the world and growing
- Leading provider to **patient-supported ad networks**
- Leading provider in the **stadium/arena** market
- Significant player in **luxury retail**, **C-store**, and **Theme Park** segments
- Multiple additional segments where CRI is **poised for significant growth**

The Global Ranking of DS Software Vendors

July 2022

invidis consulting

invidis.com

1m+

1m+ licenses

1. Stratacache (US)
2. Samsung Magicinfo (KR)
3. Navori (CH)

500k+

500k+ licenses

4. Uniguest (US) – Onelan, Tripleplay
5. FWI (US) – FWI, Populo
6. LG Supersign (KR)

100+

100k+ licenses

7. Broadsign (CA)
8. Creative Realities (US) - CRI, Reflect
9. Spectrio (US) - Enplug, Screenscape
10. Appspace (US)
11. Vertiseit (SE) - Grassfish, DISE
12. Telelogos (FR)
13. Easescreen (AT)
14. MDT (DE)

Less than 100k*

Less than 100k+ licenses

Deneva (ES)
Intuiface (FR)
Nsign.tv (ES)
Signagelive (UK)
Waapiti (ES)

Integrator Exclusive CMS

Coates (AU)
Econocom (ES)
M-Cube (IT)
Mood Media (US)
Visualart (SE)
Zeta Display (SE)

Others

Adobe Screens
Brightsign

* Selection, in alphabetical order

Source: invidis

Digital Engagement Market – Growth Drivers

- Retail Transformation:
  - Retail players are integrating digital signage to share relevant and profitable content at their premises to drive consumer behavior and purchase decisions.
  - Shift in focus to drive-thru, mobile, and remote ordering requires an investment in digital solutions to facilitate transaction efficiency.
  - Leveraging consumer data, analytics, and rewards programs to drive repeat transactions and increases in price per ticket.

- Improved Customer Experience:
  - Devices help get a better view of the seating arrangement, and they assist in reducing the long queues at the ticket counters. Increasing adoption of these devices in theaters is expected to carry the market forward.

- Retail Network Monetization:
  - Integration of digital ads into retail stores to leverage impressions for on-premise destination traffic and create an enhanced in-store user experience.

- Improved Return on Investment:
  - The declining cost of displays has increased adoption rate
  - Digital solutions are reaching price parity with static solutions, particularly for menu boards

What Stage is the market today?

4.0	Business Critical	• Integrated into processes and backend • Customer and employee journey focus • Result: move from installations to services	-> DS works
3.0	Connected Signage	• More professional, centrally managed • Data driven, fully connected projects • Result: international roll-outs	-> Positive RoI / Solid KPIs
2.0	Local Experience	• Cross channel seems the solution • Every department gets its chance • Result: lots of pilots, still no roll-outs	-> Confusion
1.5	Touch	• Touch devices are everywhere • Website in-store • Result: "Digital still doesn't pay off"	-> Frustration
1.0	Hang & Bang	• Display on the wall, "Hang & Bang" • Silo applications • Result: "Digital doesn't work"	-> Limited Proliferation

In the end there is business critical: The market history shows the stony steps to a fully integrated system. Source: invidis

Industry fragmentation supports acquisition strategy to supplement organic growth

Solid platform for accretive acquisitions



We believe there are 200+ DOOH companies. Most look the same.

- Sales of $4-8MM; ~30 Employees
- 1-2 large customers; ~20 smaller customers
- 8-10 years in business, background in AV
- Focused on a few verticals
- Minimum technical depth
- Lacks strategic chops and scale

Results in the following:

- Cross sale of products and services
- Expanded customer engagements
- Software platform consolidation (CMS rationalization)
- Reduced overhead
- Drive scale
- Increase profitability - EBITDA
- Uplift in valuation


CreativeRealities

Why We Are Winning

Our Customer Engagement Platforms

Our enterprise level software is purpose built for network monetization, designed ease of use, uptime performance and consistency - under demanding environment requirements.

Clarity

ReflectView

AdLogic

- SOC and Media player agnostic
- Integration Ready
- Extensive Remote Device Control & Monitoring
- Content Savvy
- Multi-Layer CMS Administration
- Monetization and Programmatic



Deliver Best in Class Execution & Support:

Performed In-House



Design Engineering

CAD-Certified, skilled talent experienced in new construction, D&R, fixture integration, and environment requirements



Warehouse & Logistics

Co-located with company HQ and houses customer-owned inventory. Located 8.6 miles from UPS Air Worldwide Hub.



Project Deployment

Expertise in technically complex and high profile system installations. Nationwide network of field technicians.



Network Operations Center

24x7 NOC in Louisville, KY. Led by expert management team in systems & support who are performance-driven and accountable.

Drive Integrated Services – Additional Revenue

that Deliver Measurable Results



Creative Design and Content Management

Our award-winning creative team has the knowledge and experience to leverage the medium and effectively connect your brand and products to consumers.



Analytics and Content Optimization

Our unique approach to data-driven design and measurement allows us to ensure ongoing ROI by leveraging Neuromarketing principals for ongoing content optimization.



Data Integration and Development

We improve our customers operational efficiencies and create a fully integrated customer journey through our data integration and development capabilities.


ADVERTISING
SEO
SALES

Network Monetization Strategy

Patented AdTech platform to monetize the growing need for recurring revenue and offsetting network investment costs. Dedicated team of experts to provides guidance on a revenue- based network.


CreativeRealities

How are we doing?

Six-Point Value Creation Plan

Plan Element	Original Plan Details	2023 Update
Grow Revenue	• **Projected revenue of $43M in 2022, achieved $43.3M** • Pipeline full, significant expectations into 2023 • **Target revenue >$60M in 2023 (39% growth rate)** • Return to exceeded industry growth rate performance in 2022+	• Record 1Q, 2Q, 3Q, 4Q and FY22 Revenue [+41% organic YoY] • Backlog >$110M • Strike Ten Announcement • New National Fast Casual Chain Client

Improve Margins	• **Adjusted EBITDA targeted @10% (exit) Margin in 2022, expected 15%+ exit 2023**
	• Every new revenue dollar flows through @ incrementally improved margins
	• Rollouts (hardware) initially suppress margins but seed future revenue @ high margins
	• As we scale this should grow to be a 30%+ Adjusted EBITDA business
		• Record FY2022 Adjusted EBTIDA of $3.8M (up from $1.2M in FY2021)
		• Adjusted EBITDA Margin:
		  • Record 2Q (8.5%), 3Q (11.2%) and 4Q (9.8%).
		  • Record FY2022 YTD of 8.8%

Grow ARR/Translate to EBITDA	• **Grew from $12M to $15M (EOY 2022 exit run rate)** • **Projected 2023 exit run rate of $17.0M** • ARR ***will*** translate to EBITDA • Expect ARR to exceed Opex on run rate basis in 2023	• ARR run-rate @$14.8M at 1Q 2023
Manage Leverage Ratio	• Financial performance to expand options around cap stack plays • Warrants impact (potential positive cash to reduce debt) • Avail options to migrate to optimal cap structure in support of growth • Reduce leverage ratio <3x in next 12 months	• On track to reduced leverage ratio to <3x in 2023 • Warrants amended as of June 30, 2022, eliminated ~$6MM in balance sheet liabilities
SOTP Framework	• CRI not a pure-play (infrastructure) digital signage company • Reflect expanded capabilities & portfolio of products (AdLogic/AdTech) • Positioned to grow products beyond Infrastructure, significant headroom and favorable margins beyond (Ad Trafficking, Agency, Creative, Analytics and Network Monetization)	• AGP Coverage- Buy/$7.50 • Taglich Brothers Coverage- Speculative Buy/$7.00 • Powering major DOOH Networks • New Starlight DOOH Network Partnership
Opportunistic M&A	• Value creation puts company in position for seeking **accretive M&A**.	• Will not be issue equity at current market price to fund M&A

Near Term Vision

To establish CRI as a Top 5 SaaS provider of digital solutions Globally

We *expect* to:

- Scale to a global $150MM+ revenue provider of digital engagement solutions
- Become the go-to 'acquirer' in the industry
- Leverage infrastructure to generate significant, profitable growth
- Expand expertise in strategic industry verticals
  - Retail, QSR, C-Store, Auto, Sports, point of care, and others
- Eclipse 1,000,000 endpoints generating high margin ARR

Thank you

Rick Mills
CEO
Rick.mills@cri.com

Will Logan
CFO
Will.logan@cri.com

George Sautter
Corp Development
George.Sautter@cri.com

CRI HQ
502.791.8800